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                                                                  Exhibit 23.1


INDEPENDENT AUDITORS' CONSENT


We consent to the incorporation by reference in Registration Statements No. 33-20026, 33-20031, 33-42410, 33-42419, 33-44025 and 33-45778 of Jan Bell
Marketing, Inc. on Forms S-8 of our report dated March 25, 1996, appearing in this Annual Report on Form 10-K of Jan Bell Marketing, Inc. for the fifty-three weeks ended February 3, 1996.


/s/ Deloitte & Touche LLP

Certified Public Accountants
Fort Lauderdale, Florida
May 3, 1996

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